SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004
(May 14, 2004)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	62-0211340
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

Item 7. Financial Statements and Exhibits.

     c) Exhibits

Exhibit
No.	Description of Exhibit
99.1	Genesco Inc.’s press release dated May 14, 2004 containing financial results for the fiscal quarter ended May 1, 2004

Item 12. Regulation FD Disclosure.

On May 14, 2004, Genesco Inc. issued a press release regarding its results of operations for the fiscal quarter ended May 1, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in the Company’s filings under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: May 14, 2004	By: Name: Title:	/s/ Roger G. Sisson Roger G. Sisson Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Genesco Inc.’s press release dated May 14, 2004 containing financial results for the fiscal quarter ended May 1, 2004

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